Employee benefits	9 Months Ended
Sep. 30, 2022
Employee Benefits [Abstract]
Employee benefits	Employee benefits
The Company operates partially funded defined benefit pension plans in Germany and Austria, an unfunded defined benefit pension plan in Sweden and defined benefit indemnity arrangements in Italy and Austria, as well as various contribution plans in other countries. Pension benefits in Switzerland are met via a contract with a collective foundation that offers a fully insured solution to provide a contribution-based cash balance retirement plan, which is classified as a defined benefit plan. In addition, an unfunded post-retirement medical plan is operated in Austria. In Germany and Italy, long term service awards are in operation and various other countries provide other employee benefits. There were no changes in the nature of any schemes in the nine months ended September 30, 2022.

The total net employee benefit obligations as at September 30, 2022 is as follows:

€m
Balance as of January 1, 2022	244.2
Service cost	4.5
Net interest expense	2.0
Actuarial gains on pension scheme valuations	(104.3)
Benefits paid	(4.8)
Foreign exchange differences on translation	(3.3)
Balance as of September 30, 2022	138.3
The principal assumptions applied for the valuation at September 30, 2022 were the same as those applied at December 31, 2021, except for the German and Swedish plans which are the most significant in terms of plan assets and liabilities in the Company. The actuarial gain recognized in the year arises primarily from the discount rate applied to the German defined benefits obligations, which increased from 1.1% to 3.5%, and the discount rate applied to the Swedish defined benefit obligations, which increased from 1.8% to 4.1%.